PROMISSORY NOTE


$650,000.00
Bohemia, New York                                             September 17, 2001

     FOR VALUE RECEIVED, the undersigned, Vizacom Inc., a Delaware corporation (the "Maker"), does hereby unconditionally promise to pay to the order of SpaceLogix, Inc. ("Payee"), at the principal place of business of Payee, presently located at 500 Fifth Avenue, 14th Flr., New York, NY 10176, or at such other place as the Payee or any holder hereof may from time to time designate in writing to Maker, in lawful money of the United States and immediately available funds, the principal sum of SIX HUNDRED AND FIFTY THOUSAND DOLLARS ($650,000.00), or such lesser amount as is due hereunder, with interest on the unpaid balance of said principal amount from the date of disbursement to and including the date of repayment at the rate of nine percent (9%) per annum, at maturity. Interest shall be calculated daily, on the basis of the actual number of days elapsed in a 360 day year of twelve 30-day months, and capitalized by the addition of such accrued interest to the principal amount outstanding on the first day of each and every month in which any obligation under this Promissory Note (this "Note") is outstanding. All amounts outstanding under this Note shall mature on demand only upon termination of negotiations of the merger of Payee into Maker or one of Maker's subsidiaries (the "Merger"), pursuant to the terms of a merger agreement (the "Merger Agreement") to be negotiated by the Parties, provided in writing by either of Maker or Payee evidencing an irrevocable breakdown in negotiations, after which demand this Note shall be payable at the rate of FORTY THOUSAND DOLLARS ($40,000.00) per month, with the first payment due on the one-month anniversary of such written notice being provided and subsequent payments due on each monthly anniversary thereafter, until all obligations outstanding under this Note have been paid in full.

     The principal amount of indebtedness evidenced hereby shall equal the initial advance of $250,000.00 made by Payee to Maker on the date hereof. Payee shall advance additional monies pursuant to this Note as follows: (i) $200,000.00 upon the execution and delivery to Payee by Maker of a first draft of the Merger Agreement that reasonably reflects the terms contained in the Letter of Intent dated September 7, 2001, which contemplates the Merger, and
(ii) $200,000.00 upon the execution and delivery of the Merger Agreement. Maker at its option may repay from time to time all or any portion of the amounts due and owing pursuant to this Note. It is therefore contemplated that the outstanding indebtedness evidenced hereby shall fluctuate accordingly but in no event shall the maximum amount outstanding at any one time exceed the principal amount of this Note plus any capitalized interest. Payee is authorized and directed to endorse on the Schedule to this Note the date and amount of each advance of funds to Maker, the monthly capitalization of all accrued interest, and any payments, whether principal or interest, made by Maker under this Note, and such endorsement shall be prima facie evidence of such advance, capitalization or payment.

     1.     Events  of  Default.   Upon  the  occurrence of any of the following
events (each, an "Event of Default" and collectively, the "Events of Default"):

            (a) failure by Maker to pay the principal or interest of the Note or a ny installment thereof when due, whether on the date fixed for payment or by acceleration or otherwise; provided, however, that failure to pay any principal or interest when due shall not be an Event of Default if such overdue payment is paid within ten business days of such due date; or

            (b) if Maker or any other authorized person or entity shall take any action to effect a dissolution, liquidation or winding up of Maker; or

            (c) if Maker shall make a general assignment for the benefit of creditors or consent to the appointment of a receiver, liquidator, custodian, or similar official of all or substantially all of its properties, or any such official is placed in control of such properties, or Maker shall commence any action or proceeding or take advantage of or file under any federal or state insolvency statute, including, without limitation, the United States Bankruptcy Code or any political subdivision thereof, seeking to have an order for relief entered with respect to it or seeking adjudication as a bankrupt or insolvent, or seeking reorganization, arrangement, adjustment, liquidation, dissolution, administration, a voluntary arrangement, or other relief with respect to it or its debts; or

            (d) there shall be commenced against Maker any action or proceeding of the nature referred to in paragraph (c) above or seeking issuance of a warrant of attachment, execution, distraint, or similar process against all or any substantial part of the property of Maker, which results in the entry of an order for relief which remains undismissed, undischarged or unbonded for a period of sixty days; or

            (e) Borrower enters into an agreement to acquire a business other than SpaceLogix without the consent of SpaceLogix.

     2. Prepayment. Maker may prepay, at any time, the unpaid principal balance of this Note or any portion thereof, together with all accrued and unpaid interest on the amount so prepaid. Amounts so prepaid shall be applied first to Maker's obligations under this Note in respect of interest, and second, to principal.

     3.     Miscellaneous.

            (a) Maker (i)  waives diligence, demand,  presentment,  protest  and notice of any kind, (ii) agrees that it will not be necessary for any holder hereof to first institute suit in order to enforce payment of this Note and (iii) consents to any one or more extensions or postponements of time of payment, release, surrender or substitution of collateral security or forbearance or other indulgence, without notice or consent. The pleading of any statute of limitations as a defense to any demand against Maker is expressly hereby waived.

            (b) Payee shall not be required to resort to any collateral for payment, but may proceed against Maker and any guarantors or endorsers hereof in such order and manner as Payee may choose. None of the rights of Payee shall be waived or diminished by any failure or delay in the exercise thereof.

            (c) All payments to be made to the Payee under this Note shall be made into such account or accounts as the Payee may from time to time specify for that purpose. All payments to be made to the Payee under this Note shall be made free and clear of and without deduction for or on account of any tax, withholding, charges, set-off or counterclaim.

            (d) The provisions of this Note may not be changed, modified or terminated orally, but only by an agreement in writing signed by the party to be charged, nor shall any waiver be applicable except in the specific instance for which it is given.

            (e) The execution and delivery of this Note has been authorized by the Board of Directors of Maker.

            (f) THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED, AND ALL RIGHTS AND OBLIGATIONS HEREUNDER SHALL BE DETERMINED, IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK WITHOUT REGARD TO THE CONFLICTS OF LAWS PRINCIPLES THEREOF AND SHALL BE BINDING UPON THE SUCCESSORS AND ASSIGNS OF MAKER AND INURE TO THE BENEFIT OF THE PAYEE, ITS SUCCESSORS, ENDORSEES AND ASSIGNS.

            (g) If any term or provision of this Note shall be held invalid, illegal or unenforceable, the validity of all other terms and provisions shall in no way be affected thereby.

            (h) Whenever used herein, the terms "Maker" and "Payee" shall be deemed to include their respective successors and assigns.

            (i) Notices shall be sufficient if in writing and sent by (i) nationally recognized overnight courier, (ii) facsimile transmission electronically confirmed, (iii) hand delivery against receipt, (iv) registered or certified mail, return receipt requested, in each case addressed to Maker at 3512 Veterans Memorial Highway, Bohemia, NY 11716 and to Payee at the address specified on the first page of this Note or such other address as either party may have given to the other in writing.


           IN WITNESS WHEREOF, the undersigned has executed this Note on the date first above written.

                                          VIZACOM INC.


                                          By:      /s/ Alan Schoenbart
                                             ---------------------------------
                                             Name:  Alan Schoenbart
                                             Title: CFO



                                                                   Schedule to Note
                                                                   ----------------

                        Amount of        Amount of       Amount of
        Date             Advance      Accrued Interest   Repayment     Balance
        ----             -------      ----------------   ---------     -------
September 18, 2001     $250,000

October 10, 2001       $200,000